ALIGHT SERIES TRUST

Supplement dated August 20, 2021,

to the Prospectus dated April 30, 2021,

for the Alight Money Market Fund

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and Statement of Additional Information (“SAI”).

Alight Solutions (“Alight”), the administrator of the Alight Series Trust (the “Trust”) and its sole series, the Alight Money Market Fund (the “Fund”), recently entered into a business combination (the “Business Combination”) with Foley Trasimene Acquisition Corp. (“FTAC”), whereby FTAC and Tempo Holding Company, LLC (the indirect parent of Alight) entered into certain transactions resulting in their becoming subsidiaries of a newly combined company operating as Alight, Inc.

The Business Combination may be deemed to be a change in control of Alight and the distributor of the Fund, Alight Financial Solutions LLC (“AFS,” and together with Alight Solutions, the “Alight Entities”). Such change in control constitutes an assignment of certain agreements between the Trust and the Alight Entities. Under the Investment Company Act of 1940 and the rules promulgated thereunder, an assignment of certain agreements can result in their automatic termination. Therefore, the Business Combination caused the automatic termination of (i) the Amended and Restated Shareholder Servicing Agreement between the Trust and Alight Solutions, and (ii) the Amended and Restated Distribution Agreement between the Trust and AFS.

The Board of Trustees of the Trust has approved a new Shareholder Servicing Agreement between the Trust and Alight Solutions, as well as a new Distribution Agreement between the Trust and AFS. Such new agreements are substantially similar to the agreements that were terminated by the change of control resulting from the Business Combination. Shareholder approval of these new agreements is not required. In addition, as a result of the Business Combination, the Board has approved the assignment of several other agreements between the Trust and the Alight Entities.

Please Retain This Supplement for Future Reference.